Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL

FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Konstantinos Alataris, the Chief Executive Officer and President of Zosano Pharma Corporation (the “Company”), and Georgia Erbez, the Chief Financial Officer of the Company, hereby certify that, to their knowledge:

1. The Quarterly Report on Form 10-Q for the period ended June 30, 2016 of the Company (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 10, 2016	By:	/s/ Konstantinos Alataris
Konstantinos Alataris
Chief Executive Officer and President
(Principal Executive Officer)

Date: August 10, 2016	By:	/s/ Georgia Erbez
Georgia Erbez
Interim Chief Financial Officer
(Principal Financial Officer)